Exhibit 10.7
GUARANTY

New York, New York	August 31, 2007

FOR VALUE RECEIVED, and in consideration of note purchases from, or credit otherwise extended or to be extended by Kallina Corporation (“Lender”) to or for the account of Digital Angel Corporation, a Delaware corporation (the “DOC”) and each other Eligible Subsidiaries (as defined in the Security Agreement referred to below) and together with the DOC, the “Companies” and each, a “Company”) from time to time and at any time and for other good and valuable consideration and to induce Lender, in its discretion, to purchase such notes or make other extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Lender may deem advisable, the undersigned (referred to as “Guarantor” or “the undersigned”) unconditionally guaranties to Lender, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of each Company to Lender and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which such Company or one or more parties and such Company is or may become liable to Lender, whether incurred by such Company as maker, endorser, drawer, acceptor, guarantors, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Lender, whether arising under, out of, or in connection with (i) that certain Security Agreement dated as of the date hereof by and among the DOC, the other Companies named therein and Lender (the “Security Agreement”) and (ii) each Ancillary Agreement (other than the Registration Rights Agreement) referred to in the Security Agreement (the Security Agreement and each Ancillary Agreement, as each may be amended, modified, restated and/or supplemented from time to time, are collectively referred to herein as the “Documents”), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other obligations or liabilities of such Company to Lender, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the “Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Company under Title 11, United States Code, including, without limitation, obligations or indebtedness of any Company for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Security Agreement or the Securities Purchase Agreement dated as of the date hereof, by and among the Lender, Guarantor, as acknowledged by the DOC and VeriChip Corporation. In furtherance of the foregoing, the undersigned hereby agrees as follows:

1. No Impairment. Lender may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with any Company or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Lender and any Company or any such other party or person, or make any election of rights Lender may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty. This Guaranty shall be effective regardless of the subsequent incorporation, merger or consolidation of any Company, or any change in the composition, nature, personnel or location of any Company and shall extend to any successor entity to each Company, including a debtor in possession or the like under any Insolvency Law.
2. Guaranty Absolute. Subject to Section 5(c) hereof, the undersigned guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Company with respect thereto. Guarantors hereby knowingly accept the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that a Company will contract additional obligations and liabilities for which Guarantors may be liable hereunder after such Company’s financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not such Company has properly authorized incurring such additional obligations and liabilities. The undersigned acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to any Company, have been made by Lender to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to any Company shall be governed solely by the provisions of the Documents. The liability of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Lender or its assignees or any acceptance thereof or any release of any security by Lender or its assignees, (d) any limitation on any party’s liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Company, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Lender shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.
3. Waivers.
(a) This Guaranty is a guaranty of payment and not of collection. Lender shall be under no obligation to institute suit, exercise rights or remedies or take any other action against any Company or any other person or entity liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and the Guarantor hereby waive any and all rights which it may have by statute or otherwise which would require Lender to do any of the foregoing. The Guarantor further consents and agrees that Lender shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Lender, any Company and/or the undersigned with respect to the undersigned’s obligations under this Guaranty, or which any Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.
(b) The undersigned further waives (i) notice of the acceptance of this Guaranty, of the extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in any Company’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.
(c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Lender, the undersigned shall not be entitled to be subrogated to any of the rights of Lender against any Company or against any collateral or guarantee or right of offset held by Lender for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from any Company in respect of payments made by the undersigned hereunder, until all amounts owing to Lender by each Company on account of the Obligations are indefeasibly paid in full and Lender’s obligation to extend credit pursuant to the Documents has been irrevocably terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and Lender’s obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for Lender, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Lender in the exact form received by the undersigned (duly endorsed by the undersigned to Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Lender may determine, subject to the provisions of the Documents. Any and all present and future obligations and liabilities of each Company to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all Obligations of each Company to Lender.
4. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Lender’s possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Lender (each such entity, an “Affiliate”) shall be deemed held by Lender or such Affiliate, as the case may be, as security for any and all of the undersigned’s obligations and liabilities to Lender and to any Affiliate of Lender, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.
5. Representations and Warranties. Except as set forth in the Guarantor Disclosure Schedules to the Securities Purchase Agreement or in the Exchange Act Filings with respect to those representations and warranties set forth below that have parallel representations and warranties set forth in the Securities Purchase Agreement which permit exceptions as set forth in the Assignor Disclosure Schedules and/or the Exchange Act Filings, the undersigned hereby represents and warrants that:
(a) Corporate Status. It is a corporation, partnership or limited liability company, as the case may be, duly formed, validly existing and in good standing under the laws of its jurisdiction of formation indicated on the signature page hereof and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.
(b) Authority and Execution. It has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Guaranty.
(c) Legal, Valid and Binding Character. This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s rights and general principles of equity that restrict the availability of equitable or legal remedies.
(d) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to it or any contract, agreement or instrument to which it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than in favor of Lender on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(e) Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by it, except to the extent that the failure to obtain any of the foregoing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
(f) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to its knowledge, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting it, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, could reasonably be expected to have a Material Adverse Effect.
(g) Financial Benefit. It has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents or other Obligation incurred by the Companies to Lender.
(h) Solvency. As of the date of this Guaranty, (a) the fair value of its property is greater than the total amount of its liabilities, including contingent liabilities; (b) the present fair salable value of its assets is not less than the amount that will be required to pay its probable liability on its debts as they become absolute and matured; (c) it does not intend to, and does not believe that it will, incur debts or liabilities beyond it’s ability to pay as such debts and liabilities mature; and (d) it is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which it’s property would constitute an unreasonably small capital.
6. Acceleration.
(a) If (i) any Event of Default shall occur and be continuing under any of the Documents (other than the Registration Rights Agreement), (ii) any of the undersigned shall apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, make a general assignment for the benefit of creditors, commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), be adjudicated a bankrupt or insolvent, file a petition seeking to take advantage of any other law providing for the relief of debtors, acquiesce to without challenge within ten (10) days of the filing thereof, or failure to have dismissed within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or take any action for the purpose of effecting any of the foregoing; (iii) if a notice of any lien, levy, or assessment in excess of $500,000 in the aggregate is filed of record with respect to any assets of any of the undersigned by the United States of America or any department, agency, or instrumentality thereof and such levy or assessment is not paid, vacated, discharged, stayed or bonded within thirty (30) days from the entry thereof, or (iv) if any material taxes or material debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon a material portion of any assets of the undersigned in Lender’s possession, any and all Obligations shall for purposes hereof, at Lender’s option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by the Company.
(b) The undersigned will promptly notify Lender of any default by the undersigned in its performance or observance of any term or condition of any material agreement for indebtedness to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such material agreement to cause, such monetary obligation to become due prior to its stated maturity and, if such an event occurs, Lender shall have the right to accelerate such undersigned’s obligations hereunder.
7. Payments from Guarantor. Lender, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.
8. Costs. The undersigned shall pay on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Lender hereunder or under any of the Obligations.
9. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned’s successors and assigns, until all of the obligations under the Note have been indefeasibly paid in full and Lender’s obligation to extend credit pursuant to the Documents has been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships, corporations or other entities in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Guaranty.
10. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Lender receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Lender, the undersigned’s obligations to Lender shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Lender, which payment shall be due on demand.
11. Books and Records. The books and records of Lender showing the account between Lender and each Company shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

12. No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Lender at any time and from time to time.
13. Waiver of Jury Trial. THE UNDERSIGNED DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE UNDERSIGNED HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER, AND/OR ANY OF THE UNDERSIGNED ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, ANY DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.
14. Governing Law; Jurisdiction. THIS GUARANTY CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. THE UNDERSIGNED HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY OF THE UNDERSIGNED, ON THE ONE HAND, AND LENDER, ON THE OTHER HAND, PERTAINING TO THIS GUARANTY OR ANY OF THE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE DOCUMENTS; PROVIDED, THAT THE UNDERSIGNED ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE UNDERSIGNED HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION

OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH UNDERSIGNED IN ACCORDANCE WITH SECTION 18 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH UNDERSIGNED’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.
15. Understanding With Respect to Waivers and Consents. Guarantor warrants and agrees that each of the waivers and consents set forth in this Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against any Company, Lender or any other person or entity or against any collateral. If, notwithstanding the intent of the parties that the terms of this Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.
16. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
17. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned directly affected by such amendment and/or waiver and Lender.
18. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.
19. Successors. Lender may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, Lender may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Lender, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Lender shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Lender has not disposed of, sold, assigned, or otherwise transferred.

20. Joinder. It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of any Document, shall become a Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to Lender, (y) delivering supplements to such exhibits and annexes to such Documents as Lender shall reasonably request and/or as may be required by such joinder agreement and (z) taking all actions as specified in this Guaranty as would have been taken by Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to Lender and with all documents and actions required above to be taken to the reasonable satisfaction of Lender.
21. Release. Nothing except indefeasible payment in full of the obligations under the Note shall release any of the undersigned from liability under this Guaranty.
22. Remedies Not Exclusive. The remedies conferred upon Lender in this Guaranty are intended to be in addition to, and not in limitation of any other remedy or remedies available to Lender under applicable law or otherwise.
23. Limitation of Obligations under this Guaranty. Guarantor and Lender (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, Guarantor and Lender (by its acceptance of the benefits of this Guaranty) hereby irrevocably agree that the Obligations guaranteed by Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among Guarantor and the other Guarantors (including this Guaranty), result in the Obligations of Guarantor under this Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance.
24. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. It is understood and agreed that if facsimile copies of this Guaranty bearing facsimile signatures are exchanged between the parties hereto, such copies shall in all respects have the same weight, force and legal effect and shall be fully as valid, binding, and enforceable as if such signed facsimile copies were original documents bearing original signature.
25. Repayment of Note. Notwithstanding anything to the contrary contained herein, upon the indefeasible payment in full of the obligations under the Note in immediately available funds, this Guaranty shall automatically terminate and be without further force or effect.
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SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date and year here above written.

APPLIED DIGITAL SOLUTIONS, INC.
By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece

Title:	SVP, ACFO

Address:
1690 South Congress Avenue, Suite 200
Delray Beach, Florida 33445

Telephone: 561-805-8000
Facsimile:561-805-8001
State of Formation: Delaware